F’13 Q4 Financial Results September 12, 2013 1 WE IDENTIFY AND PROTECT PREMISES, PRODUCTS, AND PEOPLE. BRADY – FISCAL 2013 Q4 FINANCIAL RESULTS

FORWARD-LOOKING STATEMENTS BRADY – FISCAL 2013 Q4 FINANCIAL RESULTS 2 In this presentation, statements that are not reported financial results or other historic information are “forward-looking statements.” These forward-looking statements relate to, among other things, the Company’s future financial position, business strategy, targets, projected sales, costs, earnings, capital expenditures, debt levels and cash flows, and plans and objectives of management for future operations. The use of words such as “may,” “will,” “expect,” “intend,” “estimate,” “anticipate,” “believe,” “should,” “project” or “plan” or similar terminology are generally intended to identify forward-looking statements. These forward-looking statements by their nature address matters that are, to different degrees, uncertain and are subject to risks, assumptions, and other factors, some of which are beyond Brady’s control, that could cause actual results to differ materially from those expressed or implied by such forward-looking statements. For Brady, uncertainties arise from: the length or severity of the current worldwide economic downturn or timing or strength of a subsequent recovery; increased usage of e-commerce allowing for ease of price transparency; future financial performance of major markets Brady serves, which include, without limitation, telecommunications, hard disk drive, manufacturing, electrical, construction, laboratory, education, governmental, public utility, computer, and transportation; future competition; changes in the supply of, or price for, parts and components; increased price pressure from suppliers and customers; Brady’s ability to retain significant contracts and customers; fluctuations in currency rates versus the U.S. dollar; risks associated with international operations; difficulties associated with exports; risks associated with obtaining governmental approvals and maintaining regulatory compliance; Brady’s ability to develop and successfully market new products; difficulties in making and integrating acquisitions; risks associated with newly acquired businesses; risks associated with divestitures, risks associated with restructuring plans; environmental, health and safety compliance costs and liabilities; technology changes and potential security violations to the Company’s information technology systems; Brady’s ability to maintain compliance with its debt covenants; increase in our level of debt; potential write-offs of Brady’s substantial intangible assets; unforeseen tax consequences; and numerous other matters of national, regional and global scale, including those of a political, economic, business, competitive, and regulatory nature contained from time to time in Brady’s U.S. Securities and Exchange Commission filings, including, but not limited to, those factors listed in the “Risk Factors” section within Item 1A of Part I of Brady’s Form 10-K for the year ended July 31, 2012. These uncertainties may cause Brady’s actual future results to be materially different than those expressed in its forward- looking statements. Brady does not undertake to update its forward-looking statements except as required by law. 2

SUMMARY COMMENTS F’13 – A Year of Unprecedented Change: • Reorganized around global business platforms. • Sold 3 businesses and announced plans to sell Die-Cut. • Purchased PDC in Q2 of F’13. • Executed business simplification. F’14 – Priorities: • Return WPS business to organic sales growth. • Drive organic sales growth initiatives in IDS. • Complete the sale of Die-Cut. • Continue to review cost structure. 3 3 BRADY – FISCAL 2013 Q4 FINANCIAL RESULTS

DILUTED EPS FROM CONTINUING OPERATIONS 4 * Diluted EPS, excluding restructuring charges and non-routine items are non-GAAP measures. See slides #19 and #20. 4 * Net Earnings from Continuing Operations Per Class A Diluted Nonvoting Share Excluding Certain Items is a non-GAAP measure. See slide #21. 3-Months Ended July 31, Year Ended July 31, 2013 2012 2013 2012 Net Earnings (Loss) from Continuing Operations Per Class A Diluted Nonvoting Share (GAAP-measure) $ (3.41) $ 0.40 $ (2.75) $ 1.94 Restructuring charges 0.22 0.05 0.37 0.08 PDC Acquisition-related charges - - 0.08 - Impairment charges (non-cash) 3.71 - 3.71 - Income Tax charges (non-cash) 0.08 0.11 0.56 0.11 Reversal of Restricted Stock Expense (non-cash) (0.05) - (0.05) - Net Earnings (Loss) from Continuing Operations Per Class A Diluted Nonvoting Share Excluding Certain Items (non-GAAP measure)* $ 0.53 $ 0.56 $ 1.93 $ 2.12 BRADY – FISCAL 2013 Q4 FINANCIAL RESULTS

Q4 F’13 - FINANCIAL SUMMARY  Sales up 14.9% to $309.1M vs. $269.1M in Q4 of F’12. • Organic sales down 2.3%, acquisitions increased sales by 16.9%, and foreign currency increased sales by 0.3%.  Gross Profit Margin of 50.8% in Q4 of F’13 compared with 54.8% in Q4 of F’12.  SG&A expense of $106.9M (34.6% of sales) in Q4 of F’13 vs. $100.3M (37.3% of sales) in Q4 of F’12.  Net earnings (loss) from continuing operations of $(176.2M) in Q4 of F’13 vs. $20.9M in Q4 of F’12. • Net Earnings from Continuing Operations, Excluding Certain Items* was $27.9M in Q4 of F’13 vs. $29.3M in Q4 of F’12.  Net earnings (loss) from continuing operations per Class A Diluted Nonvoting Share of $(3.41) in Q4 of F’13 vs. $0.40 in Q4 of F’12. • Net Earnings from Continuing Operations Per Class A Diluted Nonvoting Share, Excluding Certain Items* was $0.53 in Q4 of F’13 vs. $0.56 in Q4 of F’12. 5 * Net Earnings from Continuing Operations, Excluding Certain Items and Net Earnings from Continuing Operations Per Class A Diluted Nonvoting Share Excluding Certain Items, are non-GAAP measures. See slides #20 and #21. 5 BRADY – FISCAL 2013 Q4 FINANCIAL RESULTS

F’14 GUIDANCE – CONTINUING OPERATIONS 6 F’14 Diluted EPS from Continuing Operations $1.80 to $2.00 (excluding restructuring charges and certain other items). Material Items Impacting F’14 EPS from Continuing Operations Guidance: 6 BRADY – FISCAL 2013 Q4 FINANCIAL RESULTS Guidance Assumptions – Continuing Operations:  Organic sales ranging from a slight contraction to low single-digit growth.  Full-year income tax rate in the mid-to-upper 20% range.  Full-year capital expenditures of approx. $40M ($10 million related to facility consolidation activities).  Full-year depreciation and amortization expense of approximately $50M.  Full-year restructuring charges of approximately $30M ($5 million will be non-cash). Minimal savings from restructuring activities in F’14 and approx. $10M of pre-tax operational savings in F’15.  Free cash flow of approximately 110 - 120% of net income. Incremental Benefit from PDC Acquisition $ 0.08 Business Simplification Savings (net of certain reinvestments) 0.40 Workplace Safety Strategic Investments (0.20) Incremental Incentive Compensation (0.25)

SALES OVERVIEW $273 $255 $271 $269 $271 $271 $301 $309 $150 $200 $250 $300 $350 Q1 F'12 Q2 F'12 Q3 F'12 Q4 F'12 Q1 F'13 Q2 F'13 Q3 F'13 Q4 F'13 Organic Sales 5.1% (0.9%) 0.6% 1.5% (1.1%) (2.2%) (5.0%) (2.3%) 7  Q4 F’13 Sales up 14.9%: • (2.3%) organic sales decline. • 16.9% growth from acquisitions. • 0.3% growth due to currency translation.  ID Solutions – Organic growth of 2.1%.  Workplace Safety – Organic sales down 8.6% in Q4.  Die-Cut – Business is all in discontinued operations and excluded from reported sales amounts. Q4 F’13 SALES: Q4 F’13 SALES COMMENTARY: SALES (Millions of USD) 7 BRADY – FISCAL 2013 Q4 FINANCIAL RESULTS

GROSS PROFIT MARGIN AND SG&A 8 $99 $95 $98 $100 $99 $110 $112 $107 36.3% 37.3% 36.2% 37.3% 36.6% 40.5% 37.2% 34.6% 20.0% 25.0% 30.0% 35.0% 40.0% 45.0% $50 $100 $150 $200 Q1 F'12 Q2 F'12 Q3 F'12 Q4 F'12 Q1 F'13 Q2 F'13 Q3 F'13 Q4 F'13 GROSS PROFIT & GPM% (Millions of USD) SG&A & SG&A as % of SALES (Millions of USD)  GPM of 50.8% compared to 54.8% in Q4 of F’12.  Excluding PDC, the Q4 F’13 GPM would have been 52.3%.  Negative mix and pricing pressure in Workplace Safety partially offset by operational improvements. GROSS PROFIT MARGIN:  SG&A up from $100.3M in Q4 of F’12 to $106.9M in Q4 of F’13.  PDC added approximately $13M of SG&A expense in the fourth quarter ended July 31, 2013.  In the fourth quarter of F’14, SG&A included a $4.2M benefit due to the reversal of restricted share expense. SG&A EXPENSE: 8 $150 $141 $150 $147 $150 $141 $159 $157 55.0% 55.4% 55.5% 54.8% 55.2% 52.0% 52.7% 50.8% 30.0% 35.0% 40.0% 45.0% 50.0% 55.0% 60.0% $100 $150 $200 Q1 F'12 Q2 F'12 Q3 F'12 Q4 F'12 Q1 F'13 Q2 F'13 Q3 F'13 Q4 F'13 BRADY – FISCAL 2013 Q4 FINANCIAL RESULTS

NET EARNINGS & EPS FROM CONTINUING OPERATIONS – Non-GAAP*  Q4 F’13 net earnings from continuing operations, excluding certain items* of $27.9M compared to $29.3M in Q4 of F’12.  Both Q4 of F’12 and Q4 of F’13 benefited from low income tax rates of 14% and 17%, respectively.  Q4 F’13 diluted EPS from continuing operations, excluding certain items* of $0.53 compared to $0.56 in Q4 of F’12. $28 $26 $29 $29 $26 $19 $27 $28 10% 10% 11% 11% 9% 7% 9% 9% 0% 3% 6% 9% 12% 15% $0 $15 $30 $45 $60 Q1 F'12 Q2 F'12 Q3 F'12 Q4 F'12 Q1 F'13 Q2 F'13 Q3 F'13 Q4 F'13 $0.53 $0.50 $0.55 $0.56 $0.50 $0.38 $0.54 $0.53 $0.20 $0.40 $0.60 Q1 F'12 Q2 F'12 Q3 F'12 Q4 F'12 Q1 F'13 Q2 F'13 Q3 F'13 Q4 F'13 9 NET EARNINGS FROM CONTINUING OPERATION,S EXCLUDING CERTAIN ITEMS* (Millions of USD) Q4 F’13 – Non-GAAP Earnings* Q4 F’13 – Non-GAAP EPS* 9 * Net Earnings from Continuing Operations Excluding Certain Items and Net Earnings from Continuing Operations Per Class A Diluted Nonvoting Share Excluding Certain Items, are non-GAAP measures. See slides #20, #21, and #22. NET EARNINGS FROM CONTINUING OPERATIONS PER CLASS A DILUTED NONVOTING SHARE, EXCLUDING CERTAIN ITEMS* BRADY – FISCAL 2013 Q4 FINANCIAL RESULTS

3 Mos. Ended July 31, 2013 Year-Ended July 31, 2013 Cash Balance - Beginning of Period 77.0$ 305.9$ Cash Flow from Operating Activities 53.9 143.5 Capital Expenditures (9.6) (35.7) Proceeds from Sales of Businesses - 10.2 Acquisition of Businesses - (301.2) Repurchase of Stock - (5.1) Proceeds from Issuance of Stock 10.0 20.3 Dividends (9.9) (39.2) Debt (Repayments) Borrowings (26.6) (10.7) Effect of Exchange Rate on Cash (5.8) 0.5 Other 2.1 2.6 Cash Balance - July 31, 2013 91.1$ 91.1$ CASH GENERATION 10  Cash flow from operating activities of $53.9M in Q4 and $143.5M in F’13  Used $301.2M for the acquisition of PDC and decreased debt by $10.7M in F’13. SIGNIFICANT CASH MOVEMENTS: 10 BRADY – FISCAL 2013 Q4 FINANCIAL RESULTS

DEBT & EBITDA 2.3 2.2 2.0 1.8 1.8 1.8 1.6 1.6 1.6 2.0 1.7 1.7 1.0x 1.5x 2.0x 2.5x Q 1 F'1 1 Q 3 F'1 1 Q 1 F'1 2 Q 3 F'1 2 Q 1 F'1 3 Q 3 F'1 3 GROSS DEBT / TTM EBITDA*  July 31, 2013 Cash = $91M and Debt = $313M  Gross Debt/EBITDA = 1.7x  Net Debt/EBITDA = 1.2x STRONG BALANCE SHEET: 11 GROSS DEBT (Millions of USD) $391 $384 $342 $316 $321 $438 $338 $313 $250 $300 $350 $400 $450 $500 Q 1 F '1 2 Q 2 F '1 2 Q 3 F '1 2 Q 4 F '1 2 Q 1 F '1 3 Q 2 F '1 3 Q 3 F '1 3 Q 4 F '1 3 11 * EBITDA has been updated to include the pre-acquisition trailing twelve months of Precision Dynamics Corporation. EBITDA is a non-GAAP measure. See slide #19 for the reconciliation of net income (loss) to EBITDA. BRADY – FISCAL 2013 Q4 FINANCIAL RESULTS

BRADY – FISCAL 2013 Q4 FINANCIAL RESULTS

IDENTIFICATION SOLUTIONS

Q4 F'13 vs. Q4 F'12 PERFORMANCE (Millions of USD)

	Q4F'12	Q4 F'13	Change
Sales	$ 160.3	$ 209.6	+ 30.7%
Segment Profit	40.0	47.6	+ 18.8%
Segment Profit %	25.0%	22.7%	- 2.3 pts

F'14 OUTLOOK:

- Modest economic growth in the U.S. while macro-economic headwinds remain in Europe and Brazil.
- Low single-digit organic sales growth in F'14.

Q4 F'13 SUMMARY:

- Revenues up 30.7%:
  - Organic=+2.1%, Fx=+0.2%, Acq.=+28.4%
- U.S. business has shown organic growth for last 8 quarters.
- Expanding in Central Europe, Middle East, Africa and Asia. Economic headwinds persist in Western Europe.
- Segment profit up 18.8%.
- Excluding PDC, segment profit would have been $38.5M (23.5% of sales) in Q4 and $153.6M (24.3% of sales) for the full year ended July 31, 2013.

HISTORICAL FINANCIAL PERFORMANCE (Millions of USD)

	Fiscal 2012 Quarters				Fiscal 2013 Quarters				FULL YEARS	
	Q1F'12	Q2 F'12	Q3 F'12	Q4 F'12	Q1 F'13	Q2 F'13	Q3 F'13	Q4 F'13	F'12	F'13
Sales	$ 164.0	$ 149.0	$ 160.5	$ 160.3	$ 161.2	$ 166.7	$ 195.9	$ 209.6	$ 633.8	$ 733.4
Organic Sales %	5.5%	(0.8%)	2.1%	3.8%	0.4%	1.3%	(2.3%)	2.1%	2.7%	0.3%
Segment Profit	$ 41.8	$ 36.8	$ 40.7	$ 40.0	$ 44.0	$ 33.8	$ 46.0	$ 47.6	$ 159.4	$ 171.3
Segment Profit %	25.5%	24.7%	25.4%	25.0%	27.3%	20.3%	23.5%	22.7%	25.2%	23.4%

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BRADY – FISCAL 2013 Q4 FINANCIAL RESULTS

WORKPLACE SAFETY

Q4 F'13 vs. Q4 F'12 PERFORMANCE (Millions of USD)

	Q4F'12	Q4 F'13	Change
Sales	$ 108.8	$ 99.5	- 8.5%
Segment Profit	29.2	20.4	- 30.2%
Segment Profit %	26.8%	20.5%	- 6.3 pts

F'14 OUTLOOK:

- Organic sales to be flat to slightly negative, with reduced organic sales in the 1st half of F'14.
- Segment profit degradation as we make investments to expand our product offering, and improve our pricing and digital capabilities ($14M incremental investment in F'14).

Q4 F'13 SUMMARY:

- Revenues down (8.5%):
  - Organic=(8.6%), Fx=+0.1%
- All major geographies experienced declines in Q4 revenues and profitability.
- Australia impacted by weak economy and slow-down in the mining industry.
- The Americas and EMEA business impacted by the rapid shift of buying patterns to the internet, resulting in increased competition and price pressure.
- Segment profit down 30.2%.

HISTORICAL FINANCIAL PERFORMANCE

(Millions of USD)

	Fiscal 2012 Quarters				Fiscal 2013 Quarters				FULL YEARS	
	Q1F'12	Q2 F'12	Q3 F'12	Q4 F'12	Q1 F'13	Q2 F'13	Q3 F'13	Q4 F'13	F'12	F'13
Sales	$ 109.4	$ 106.0	$ 110.7	$ 108.8	$ 109.6	$ 104.5	$ 105.1	$ 99.5	$ 434.9	$ 418.7
Organic Sales %	4.4%	(1.1%)	(1.6%)	(1.8%)	(3.3%)	(7.0%)	(9.0%)	(8.6%)	(0.2%)	(7.0%)
Segment Profit	$ 30.3	$ 28.5	$ 29.1	$ 29.2	$ 27.8	$ 23.6	$ 23.5	$ 20.4	$ 117.2	$ 95.2
Segment Profit %	27.7%	26.9%	26.3%	26.8%	25.4%	22.6%	22.3%	20.5%	26.9%	22.7%

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WPS STRATEGIES TO RETURN TO SALES GROWTH WPS is a profitable business with hundreds of thousands of customers. WPS strategies to return to sales growth: 1. Build best-in-class online / digital 2. Enhanced product offerings 3. Enhanced industry-specific expertise for workplace safety critical industries 4. Adjusting our pricing strategies and capabilities 5. Increasing catalog advertising where appropriate. 14 14 BRADY – FISCAL 2013 Q4 FINANCIAL RESULTS

INVESTOR RELATIONS Brady Contact: Aaron Pearce Investor Relations 414-438-6895 Aaron_Pearce@Bradycorp.com See our web site at www.investor.bradycorp.com 15 15 BRADY – FISCAL 2013 Q4 FINANCIAL RESULTS

BRADY – FISCAL 2013 Q4 FINANCIAL RESULTS

# SALES & SEGMENT PROFIT %


ID SOLUTIONS
(Millions of USD)
$164 $149 $160 $160 $161 $167 $196 $210
25.5% 24.7% 25.4% 25.0% 27.3% 20.3% 23.5% 22.7%
$250 $200 $150 $100 $50 $0
30% 20% 10% 0%
Q1 F'12 Q2 F'12 Q3 F'12 Q4 F'12 Q1 F'13 Q2 F'13 Q3 F'13 Q4 F'13


WORKPLACE SAFETY
(Millions of USD)
$109 $106 $111 $109 $110 $104 $105 $100
27.7% 26.9% 26.3% 26.8% 25.4% 22.6% 22.3% 20.5%
$250 $200 $150 $100 $50 $0
30% 20% 10% 0%
Q1 F'12 Q2 F'12 Q3 F'12 Q4 F'12 Q1 F'13 Q2 F'13 Q3 F'13 Q4 F'13


DIE-CUT
(Included in Discontinued Operations)
(Millions of USD)
$76 $66 $61 $54 $67 $53 $49 $46
9.9% 3.8% 1.7% -2.6% 9.9% 4.7% 4.3% 7.9%
$150 $125 $100 $75 $50 $25 $0
10% 5% 0% -5% -10%
Q1 F'12 Q2 F'12 Q3 F'12 Q4 F'12 Q1 F'13 Q2 F'13 Q3 F'13 Q4 F'13

BRADY
WHEN PERFORMANCE MATTERS MOST™

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2013 2012 Change Sales 309.1$ 269.1$ 40.0$ Gross Margin 157.0 147.5 9.5 % of Sales 50.8% 54.8% (4.0) pts Research and Development (9.4) (9.0) (0.4) Selling, General and Admin. (106.9) (100.3) (6.6) % of Sales (34.6%) (37.3%) (2.7) pts Impairment Charges (204.4) - (204.4) Restructuring Expense (15.6) (4.1) (11.5) - - - Operating Income (179.3) 34.1 (213.4) Interest and Other (2.8) (4.0) 1.2 Income Taxes 5.9 (9.2) 15.1 - - - Net Earnings from Continuing Operations (176.2)$ 20.9$ (197.1)$ - - - % of Sales (57.0%) 7.8% (64.8) pts Earnings from Continuing Operations per Class A Nonvoting Common Share (3.41)$ 0.40$ (3.81)$ - - - Net Earnigns from Continuing Operations, Excluding Certain Items (Non-GAAP measure)* 27.9$ 29.3$ (1.4)$ - - - % of Sales 9.0% 10.9% (1.9) pts Net Earnings from Continuing Operations Per Class A Diluted Nonvoting Share, Excluding Certain Items (Non-GAAP measure)* 0.53$ 0.56$ (0.03)$ - - - Three Months Ended July 31, - TOTAL COMPANY INCOME STATEMENTS 17 COMPARABLE INCOME STATEMENT (Millions of USD) 17 * Net Earnings from Continuing Operations, Excluding Certain Items and Net Earnings from Continuing Operations Per Class A Diluted Nonvoting Share Excluding Certain Items, are non-GAAP measures. See slides #20 and #21. BRADY – FISCAL 2013 Q4 FINANCIAL RESULTS

DEBT STRUCTURE 18 18 BRADY – FISCAL 2013 Q4 FINANCIAL RESULTS (Thousands of USD) Int. Rate Fixed vs. Variable July 31, 2013 Balance July 31, 2012 Balance Revolver Borrowings (due Feb. 2017): USD-denominated (L+1.125) 1.28% Variable 39,000$ -$ EUR-denominated (L+1.125) - Variable - - GBP-denominated (L+1.125) - Variable - - China Borrowings: USD-denominated note payable 1.13% Variable 11,613 - Private Placements: USD-denominated 2004 Series 5.14% Fixed 18,750 37,500 USD-denominated 2006 Series 5.30% Fixed 78,429 104,571 USD-denominated 2007 Series 5.33% Fixed 65,486 81,857 EUR-denominated 2010 Series (7-yr.) 3.71% Fixed 39,900 36,912 EUR-denominated 2010 Series (10-yr.) 4.24% Fixed 59,850 55,368 TOTAL DEBT 313,028$ 316,208$

BRADY – FISCAL 2013 Q4 FINANCIAL RESULTS

EBITDA RECONCILIATION

EBITDA - Total Company

('000s of USD)

Brady is presenting EBITDA because it is used by many of our investors and lenders, and is presented as a convenience to them. EBITDA represents net earnings before interest expense, income taxes, depreciation, amortization and impairment charges. EBITDA is not a calculation based on generally accepted accounting principles ("GAAP"). The amounts included in the EBITDA calculation, however, are derived from amounts included in the Condensed Consolidated Statements of Income data. EBITDA should not be considered as an alternative to net income or operating income as an indicator of the Company's operating performance, or as an alternative to net cash provided by operating activities as a measure of liquidity. The EBITDA measure presented may not always be comparable to similarly titled measures reported by other companies due to differences in the components of the calculation.

	Fiscal 2013				
	Q1	Q2	Q3	Q4	Total
EBITDA:					
Net earnings (loss)	$ 27,188	$ (8,684)	$ 4,232	$ (177,271)	$ (154,535)
Interest expense	4,163	4,406	4,186	3,886	16,641
Income taxes	13,481	30,625	7,595	(4,417)	47,284
Depreciation and amortization	10,675	11,371	13,991	12,688	48,725
Intangible asset write-down in restructuring charges	—	—	3,207	—	3,207
Loss on write-down of assets held for sale	—	—	15,658	—	15,658
Impairment charges	—	—	—	204,448	204,448
EBITDA (non-GAAP measure)	$ 55,507	$ 37,718	$ 48,869	$ 39,334	$ 181,428

	Fiscal 2012				
	Q1	Q2	Q3	Q4	Total
EBITDA:					
Net earnings (loss)	$ 32,732	$ (89,954)	$ 27,652	$ 11,659	$ (17,911)
Interest expense	5,047	4,933	4,735	4,375	19,090
Income taxes	11,109	8,636	9,675	11,241	40,661
Depreciation and amortization	11,242	10,935	10,744	11,066	43,987
Impairment charge	—	115,688	—	—	115,688
EBITDA (non-GAAP measure)	$ 60,130	$ 50,238	$ 52,806	$ 38,341	$ 201,515

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BRADY – FISCAL 2013 Q4 FINANCIAL RESULTS

NET EARNINGS FROM CONTINUING OPERATIONS, EXCLUDING CERTAIN ITEMS

Reconciliation of Net Earnings from Continuing Operations Excluding Certain Items ('000s of USD):

Brady is presenting the Non-GAAP measure "Net (Loss) Earnings from Continuing Operations Excluding Certain Items." This is not a calculation based upon GAAP. The amounts included in this Non-GAAP measure are derived from amounts included in the Condensed Consolidated Statements of Income data. We do not view these items to be part of our sustainable results. We believe this measure provides an important perspective of underlying business trends and results and provides a more comparable measure from year to year. The table below provides a reconciliation of Net (Loss) Earnings from Continuing Operations to Net (Loss) Earnings from Continuing Operations Excluding Certain Items:

	Three Months Ended July 31,		Year Ended July 31,	
	2013	2012	2013	2012
Net (Loss) Earnings from Continuing Operations (GAAP measure)	$ (176,234)	$ 20,869	$ (140,816)	$ 102,471
Cost of goods sold:				
Purchase accounting expense related to inventory	—	—	949	—
Selling, general and administrative:				
PDC acquisition-related expenses	—	—	2,959	—
Reversal of restricted stock grant expense	(2,624)	—	(2,624)	—
Restructuring charges	11,236	2,793	18,889	4,070
Impairment charges	191,556	—	191,556	—
Non-cash income tax charges	3,976	5,616	28,976	5,616
Net Earnings from Continuing Operations Excluding Certain Items (non-GAAP measure)	**$ 27,910**	**$ 29,278**	**$ 99,889**	**$ 112,157**

BRADY
WHEN PERFORMANCE MATTERS MOST™

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BRADY – FISCAL 2013 Q4 FINANCIAL RESULTS

NET EARNINGS FROM CONTINUING OPERATIONS PER DILUTED CLASS A NONVOTING SHARE, EXCLUDING ITEMS

Reconciliation of Net Earnings from Continuing Operations per Diluted Class A Nonvoting Share Excluding Certain Items:

Brady is presenting the Non-GAAP measure "Net Earnings from Continuing Operations Per Diluted Class A Nonvoting Common Share Excluding Certain Items." This is not a calculation based upon GAAP. The amounts included in this Non-GAAP measure are derived from amounts included in the Condensed Consolidated Statements of Income data. We do not view these items to be part of our sustainable results. We believe this measure provides an important perspective of underlying business trends and results and provides a more comparable measure from year to year. The table below provides a reconciliation of Net (Loss) Earnings from Continuing Operations Per Diluted Class A Nonvoting Common Share to Net Earnings from Continuing Operations Per Diluted Class A Nonvoting Common Share Excluding Certain Items:

	Three Months Ended July 31,		Year Ended July 31,	
	2013	2012	2013	2012
Net (Loss) Earnings from Continuing Operations Per Class A Diluted Nonvoting Share (GAAP measure)	$ (3.41)	$ 0.40	$ (2.75)	$ 1.94
Cost of goods sold:				
Purchase accounting expense related to inventory	—	—	0.02	—
Selling, general and administrative:	—	—	—	—
PDC acquisition-related expenses	—	—	0.06	—
Reversal of restricted stock grant expense	(0.05)	—	(0.05)	—
Restructuring charges	0.22	0.05	0.37	0.08
Impairment charges	3.71	—	3.71	—
Non-cash income tax charges	0.08	0.11	0.56	0.11
Net Earnings from Continuing Operations Per Class A Diluted Nonvoting Share Excluding Certain Items (non-GAAP measure)	**$ 0.53**	**$ 0.56**	**$ 1.93**	**$ 2.12**

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BRADY – FISCAL 2013 Q4 FINANCIAL RESULTS

QUARTERLY FINANCIAL STATEMENTS

Reconciliation of Net Earnings from Continuing Operations per Diluted Class A Nonvoting Share Excluding Certain Items

(in millions of USD, except per share amounts):

	F'12				F'13			
	Q1	Q2	Q3	Q4	Q1	Q2	Q3	Q4
Sales	**$ 273.4**	**$ 255.1**	**$ 271.2**	**$ 269.1**	**$ 270.9**	**$ 271.2**	**$ 301.0**	**$ 309.1**
Gross margin	**150.5**	**141.2**	**150.4**	**147.5**	**149.5**	**141.0**	**158.5**	**157.0**
% of Sales	55.0%	55.4%	55.5%	54.8%	55.2%	52.0%	52.7%	50.8%
Research and development	(8.5)	(8.8)	(8.2)	(9.0)	(7.9)	(8.2)	(8.1)	(9.4)
Selling, general and administrative	(99.2)	(95.0)	(98.0)	(100.3)	(99.0)	(109.9)	(111.8)	(106.9)
% of Sales	(36.3%)	(37.3%)	(36.2%)	(37.3%)	(36.6%)	(40.5%)	(37.2%)	(34.6%)
Restructuring charges	-	-	(2.0)	(4.1)	-	(1.9)	(8.5)	(15.6)
Operating income	42.7	37.4	42.2	34.1	42.6	21.0	30.1	(179.3)
Earnings (loss) from continuing operations	**$ 27.9**	**$ 26.4**	**$ 27.3**	**$ 20.9**	**$ 25.8**	**$ (11.4)**	**$ 21.0**	**$(176.2)**
Earnings (loss) from continuing operations per Class A Nonvoting Common Share (GAAP measure)	**$ 0.53**	**$ 0.50**	**$ 0.52**	**$ 0.40**	**$ 0.50**	**$ (0.22)**	**$ 0.40**	**$ (3.41)**
Restructuring charges	-	-	0.03	0.05	-	0.03	0.13	0.22
PDC acquisition-related expenses	-	-	-	-	-	0.08	-	-
Non-cash income tax charges	-	-	-	0.11	-	0.49	-	0.08
Impairment charges	-	-	-	-	-	-	-	3.71
Reversal of restricted stock grant expense	-	-	-	-	-	-	-	(0.05)
Earnings (loss) from continuing operations per Class A Nonvoting Common Share (Non-GAAP measure)	**$ 0.53**	**$ 0.50**	**$ 0.55**	**$ 0.56**	**$ 0.50**	**$ 0.38**	**$ 0.54**	**$ 0.53**

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